EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Creative Learning Corporation (the "Company") on Form 10-Q for the period ending March 31, 2015 as filed with the Securities and Exchange Commission (the "Report"), Brian Pappas, the Company’s Principal Executive Officer, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

May 19, 2015	By:	/s/ Brian Pappas
Brian Pappas
Chief Executive Officer
(Principal Executive Officer)